Exhibit 32.2


                            CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350, AS
                         ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of John Hancock Financial Services, Inc. (the "Company"), hereby certifies, to his knowledge, that: (1) the Company's amended quarterly report on Form 10-Q/A for the quarter ended September 30, 2004, (the "Report") fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the Report.

Dated: February 10, 2005


                                   /s/ MARC COSTANTINI
                                   -----------------------
                                   Name: Marc Costantini
                                   Title: Senior Vice President and
                                          Chief Financial Officer